UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
WILDER RICHMAN HISTORIC PROPERTIES II, L.P.
(Name of Registrant as Specified In Its Charter)
DIXON MILL INVESTOR, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

AGREEMENT OF TRANSFER AND LETTER OF TRANSMITTAL
for Units of
WILDER RICHMAN HISTORIC PROPERTIES II, L.P.
for $13,500 per Unit

         (Please indicate changes or corrections to the name, address and tax identification number printed above.)

        Subject to and effective upon acceptance for payment, the undersigned (the "Seller") hereby sells, assigns, transfers and delivers, and irrevocably directs any custodian or trustee to sell, assign, transfer and deliver ("Transfer") to Dixon Mill Investor, LLC, a New Jersey limited liability company (the "Purchaser"), all of the Seller's right, title and interest in Seller's units of limited partnership interest ("Units") of WILDER RICHMAN HISTORIC PROPERTIES II, L.P., a Delaware limited partnership (the "Partnership"), at the cash purchase price of $13,500 per Unit, without interest, less the amount of Distributions (as defined in the Offer to Purchase (as defined herein)) per Unit, if any, made to Seller by the Partnership after the date of the Offer to Purchase, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 10, 2004, as it may be supplemented or amended (the "Offer to Purchase"), and this Agreement of Transfer and Letter of Transmittal, as it may be supplemented or amended (this "Letter of Transmittal," which together with the Offer to Purchase, constitutes the "Offer").

        Such Transfer shall include, without limitation, all rights in, and claims to, any Partnership profits and losses, cash distributions, legal claims, settlements and awards, voting rights and other benefits of any nature whatsoever distributable or allocable to Seller's tendered Units, and all certificates evidencing the same, and Seller agrees immediately to endorse and deliver to Purchaser all distribution checks received from the Partnership after the date upon which the Purchaser purchases Units tendered pursuant to the Offer. Seller hereby irrevocably constitutes and appoints the Purchaser as the true and lawful agent and attorney-in-fact of the Seller with respect to all tendered Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote, inspect Partnership books and records, change the address of record of tendered Units prior to or after completion of the Transfer, or act in such manner as any such attorney-in-fact shall, in its discretion, deem proper with respect to such Units, to deliver such Units and transfer ownership of such Units on the Partnership's books maintained by the General Partner of the Partnership, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, to execute and deliver in the name and on behalf of Seller any and all instruments or documents the Partnership or its General Partner may request in order to complete the Transfer (including without limitation any additional agreement of transfer, representation and warranty, indemnity, confirmation of intention to sell Units, or other forms required by the Partnership or its General Partner), to immediately revoke and withdraw all prior tenders of Units, to direct any custodian or trustee holding record title to the Units to do any of the foregoing, including the execution and delivery of a copy of this Letter of Transmittal, and upon payment by the Purchaser of the purchase price, to receive all benefits and cash distributions, endorse Partnership checks payable to Seller and otherwise exercise all rights of beneficial ownership of such Units. The Purchaser shall not be required to post bond of any nature in connection with this power of attorney.

        Seller hereby represents and warrants to the Purchaser that Seller owns all Units tendered pursuant to the Offer. Seller further hereby represents and warrants to Purchaser that Seller has full power and authority to validly sell, assign, transfer and deliver such Units to the Purchaser, and that when any such Units are accepted for payment by the Purchaser, the Purchaser will acquire good and marketable title thereto, free and clear of all claims, options, restrictions, charges, encumbrances or other interests. Seller agrees that, except with respect to consents solicited by the Purchaser, it will refrain from exercising any voting rights of the Units to be Transferred hereby between the time Seller has executed and delivered this Letter of Transmittal and the time Seller is notified whether or not the Units have been accepted for payment, if any vote is requested during such period. If the undersigned is signing on behalf of an entity, the undersigned declares that he has authority to sign this document on behalf of such entity.

        The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any or all of the Units tendered hereby. In such event, the undersigned understands that this Letter of Transmittal will be effective to Transfer only those Units accepted for payment by the Purchaser and any Letter of Transmittal for Units not accepted for payment may be destroyed by the Purchaser.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity or liquidation of Seller and any obligations of the Seller shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Upon request, Seller will execute and deliver, and irrevocably directs any custodian to execute and deliver, any additional documents deemed by the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of such Units.

        Seller hereby certifies, under penalties of perjury, that (1) the number shown below on this form as Seller's Taxpayer Identification Number is correct and (2) Seller is not subject to backup withholding either because Seller is exempt from backup withholding, has not been notified by the Internal Revenue Service (the "IRS") that Seller is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified Seller that Seller is no longer subject to backup withholding. Seller hereby also certifies, under penalties of perjury, that Seller, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder) or a disregarded entity as defined in Section 1.1445-2(b)(2) of the regulations promulgated under the Code. Seller understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment or both.

        In order to enable the Partnership to comply with Sections 754 and 743(b) of the Code, Seller hereby agrees to provide to Purchaser a statement under penalties of perjury, setting forth a computation of the aggregate gain or loss Seller realized for federal income tax purposes from the sale of his or her interest in the Partnership to Purchaser. Such information shall be provided to Rosenberg, Neuwirth & Kuchner Certified Public Accountants, P.C., the Partnership's independent certified public accountants, by Seller or, at Seller's election, his or her tax return preparer, on or before June 15, 2004. The information provided by Seller will be treated as confidential tax return information by Rosenberg, Neuwirth & Kuchner Certified Public Accountants, P.C. and will be used only for purposes of preparing the Partnership's income tax returns.

        Upon completion and recording of the Transfer, the Purchaser will accept all of the terms and conditions of the Partnership Agreement, as amended. The Seller requests that the Purchaser become a substitute limited partner of the Partnership with respect to the Units purchased. The Seller also hereby separately instructs the Partnership and its General Partner to immediately change the address of Seller's account to the Purchaser's address. Seller agrees that the Partnership and its General Partner shall have no liability to Seller for immediately making the address change or for transferring the Units under this Letter of Transmittal.

        All questions as to the number of shares to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Units will be determined by the Purchaser in its sole discretion, and such determinations will be final and binding. The Purchaser reserves the absolute right to reject any or all tenders of Units it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular Units, and the Purchaser's interpretation of the terms of the offer (including this Letter of Transmittal) will be final and binding on all parties. No tender of Units will be deemed to be properly made until all defects and irregularities have been cured by the tendering Unitholder or waived by the Purchaser. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as the Purchaser will determine. None of the Purchaser or the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

[Signature of Owner]	[Social Security or Taxpayer ID Number]
[Print Name and Title][Date]	[Phone Number]/[Fax or E- mail]
[Signature of Co-Owner]	[If Selling Fewer than ALL Units, Specify Number]
[Print Name and Title][Date]	[IRA Custodian/Account No./Phone (if applicable)]

Forward the completed Letter of Transmittal and original Partnership Certificate(s) (if available) to:

Dixon Mill Investor, LLC
350 Veterans Boulevard
Rutherford, New Jersey 07070
Re: Wilder Richman Historic Properties II, L.P.

INSTRUCTIONS TO COMPLETE
AGREEMENT OF TRANSFER AND LETTER OF TRANSMITTAL

TO SELL YOUR UNITS, PLEASE DO THE FOLLOWING:

        1. Sign the Letter of Transmittal, print your name and the date.

        2. Provide your social security number.

        3. Be sure to enter your telephone number.

        4. If you are selling fewer than all your Units, indicate the number you wish to sell.

        5. If the units are held in an IRA, enter the name of the custodian, your account number, and the phone number of the custodian.

        6. Send the Letter of Transmittal in the envelope provided.

ADDITIONALLY. . .

IF YOU OWN THE UNITS JOINTLY WITH ANOTHER INDIVIDUAL:

        Please have both owners sign the Letter of Transmittal.

IF THE OWNER OR A CO-OWNER IS DECEASED:

        Please enclose (a) a certified copy of the Death Certificate and (b) a Letter Testamentary or Will showing your beneficial ownership or executor capacity.

IF YOU OWN THE UNITS IN YOUR IRA:

        Please provide your IRA account number. This information will be used solely by your custodian to make certain that the purchase proceeds are properly deposited in your account.

IF THE UNITS ARE OWNED IN A TRUST, PROFIT SHARING OR PENSION PLAN:

        Attach the first page, signature pages and the section of the Trust Agreement showing that the signer has the authority to sign the Agreement on behalf of the Trust or Plan.

IF THE UNITS ARE OWNED BY A CORPORATION, PARTNERSHIP OR LIMITED LIABILITY COMPANY:

        Attach an original resolution showing that the signer has the authority to sign the Letter of Transmittal on behalf of the corporation, partnership or limited liability company.

        The Purchaser plans to file a Consent Solicitation Statement with the Securities and Exchange Commission. WE URGE UNIT HOLDERS TO READ THE CONSENT SOLICITATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT THE PURCHASER FILES WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Unit holders will be able to obtain a free copy of the Consent Solicitation Statement and other related documents filed by the Purchaser at the SEC's website at www.sec.gov. When available, the Consent Solicitation Statement and other related documents may also be obtained free of charge by contacting: MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, (800) 322-2885. INFORMATION RELATING TO PERSONS WHO MAY BE DEEMED TO BE PARTICIPANTS IN THE CONSENT SOLICITATION AND THEIR INTERESTS IN THE CONSENT SOLICITATION ARE CONTAINED IN THE SCHEDULE 14A FILED WITH THE SEC BY THE PURCHASER UNDER RULE 14A-12 ON FEBRUARY 10, 2004.

Dixon Mill Investor, LLC
350 Veterans Boulevard
Rutherford, New Jersey 07070

February 18, 2004

TO HOLDERS OF UNITS OF
WILDER RICHMAN HISTORIC PROPERTIES II, L.P.

  Re:
  Increased Offer of $13,500 Per Unit

Dear Unit Holder:

        Dixon Mill Investor, LLC (the "Purchaser") is INCREASING the cash purchase price of its offer to purchase 408 units of limited partnership interests ("Units") of Wilder Richman Historic Properties II, L.P. (the "Partnership") to $13,500 per Unit, without interest, less the amount of distributions made to you after the date of the Offer. Transfer fees, if any, will be paid by the Purchaser and will not be deducted from your proceeds. Capitalized terms not defined herein shall have the meanings given to them in the Offer to Purchase, dated February 10, 2004.

        Please consider the following points:

        The Offer price is HIGHER THAN THE HIGHEST PRIOR OFFERS for Units of which Purchaser is aware, made in June 2003 for up to 80 Units at a price of $9,200 per Unit (equivalent to $7,875 per Unit, taking into account the August 2003 distribution of approximately $1,325 per Unit), in January 2004 for 32 Units, or approximately 4% of the outstanding Units, at a price of $11,500 per Unit, and in January 2004 for 317 Units, or approximately 40% of the outstanding Units, at a price of $13,300 per Unit. The General Partner of the Partnership made no recommendation as to whether Unit holders should tender their Units in response to the January 2004 offer for 317 Units.

        Next week, the Purchaser expects to begin soliciting consents from Unit holders to amend the partnership agreement of the Partnership to permit the Purchaser to purchase 408 Units by deleting certain provisions relating to restrictions on transfers of Units (the "Consent Solicitation"). Materials for the Consent Solicitation will be mailed to you separately.

        A new Agreement of Transfer and Letter of Transmittal (green form) is enclosed which you can use to accept our increased offer. Please sign it and return it promptly in the envelope provided. We urge you to read our Offer to Purchase dated February 10, 2004 completely.

        IF YOU HAVE ALREADY TENDERED YOUR UNITS TO THE PURCHASER, YOU WILL GET THE HIGHER PRICE OF $13,500 AUTOMATICALLY AND DO NOT NEED TO SEND A NEW TRANSFER AGREEMENT AND LETTER OF TRANSMITTAL.

        IF YOU HAVE ALREADY TENDERED YOUR UNITS TO EVEREST AND YOU WISH TO TENDER YOUR UNITS TO US INSTEAD, (I) YOU SHOULD SEND A WRITTEN NOTICE INCLUDING YOUR NAME, YOUR SIGNATURE AND THE NUMBER OF UNITS TO BE WITHDRAWN TO EVEREST INVESTORS, LLC, 155 NORTH LAKE AVENUE, SUITE 1000, PASADENA, CALIFORNIA 91101 AS SOON AS POSSIBLE, AND (II) ONCE YOUR UNITS HAVE BEEN WITHDRAWN FROM EVEREST'S OFFER, YOU SHOULD COMPLETE AND SUBMIT THE ENCLOSED AGREEMENT OF TRANSFER AND LETTER OF TRANSMITTAL.

        The Offer is scheduled to expire on March 10, 2004. For answers to any questions you might have regarding these materials or our Offer, or assistance in the procedures for accepting our Offer and tendering your Units, please contact our information agent, MacKenzie Partners, at (800) 322-2885 (toll free).

Very truly yours,
DIXON MILL INVESTOR, LLC

* * * * *

        The Purchaser plans to file a Consent Solicitation Statement with the Securities and Exchange Commission. WE URGE UNIT HOLDERS TO READ THE CONSENT SOLICITATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT THE PURCHASER FILES WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Unit holders will be able to obtain a free copy of the Consent Solicitation Statement and other related documents filed by the Purchaser at the SEC's website at www.sec.gov. When available, the Consent Solicitation Statement and other related documents may also be obtained free of charge by contacting: MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016, (800) 322-2885. INFORMATION RELATING TO PERSONS WHO MAY BE DEEMED TO BE PARTICIPANTS IN THE CONSENT SOLICITATION AND THEIR INTERESTS IN THE CONSENT SOLICITATION ARE CONTAINED IN THE SCHEDULE 14A FILED WITH THE SEC BY THE PURCHASER UNDER RULE 14A-12 ON FEBRUARY 10, 2004.

* * * * *

2

        The Purchaser plans to file a Consent Solicitation Statement with the Securities and Exchange Commission. WE URGE UNIT HOLDERS TO READ THE CONSENT SOLICITATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT THE PARTNERSHIP FILES WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Unit holders will be able to obtain a free copy of the Consent Solicitation Statement and other related documents filed by the Partnership at the SEC's website at www.sec.gov. When available, the Consent Solicitation Statement and other related documents may also be obtained free of charge by contacting:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
(800) 322-2885

        INFORMATION RELATING TO PERSONS WHO MAY BE DEEMED TO BE PARTICIPANTS IN THE CONSENT SOLICITATION AND THEIR INTERESTS IN THE CONSENT SOLICITATION ARE CONTAINED IN THE SCHEDULE 14A FILED WITH THE SEC BY THE PURCHASER UNDER RULE 14A-12 ON FEBRUARY 10, 2004.